Exhibit 99.1

07-CL-6893

Court File No.:

ONTARIO

SUPERIOR COURT OF JUSTICE

(COMMERCIAL LIST)

BETWEEN:

VENTAS, INC., 2124678 ONTARIO INC.,

and 2124680 ONTARIO INC.

Applicants

-and-

SUNRISE SENIOR LIVING REAL ESTATE INVESTMENT TRUST, SUNRISE REIT

TRUST, SUNRISE REIT GP, INC., SUNRISE SENIOR LIVING INC., and HEALTH CARE

PROPERTY INVESTORS, INC.

Respondents

APPLICATION UNDER Rule 14.05(3)(b) and (d) of the Rules of Civil Procedure, R.R.O. Reg. 194, as amended

NOTICE OF APPLICATION

TO THE RESPONDENTS:

A LEGAL PROCEEDING HAS BEEN COMMENCED by the Applicants. The claim made by the applicants appears on the following page.

THIS APPLICATION will come on for a hearing before a Judge presiding over the Commercial List on a date to be set by a judge of the commercial list, or as soon after that time as the application may be heard, at 330 University Avenue, Toronto, Ontario.

IF YOU WISH TO OPPOSE THIS APPLICATION, to receive notice of any step in the application or to be served with any documents in the application, you or an Ontario lawyer acting for you must forthwith prepare a notice of appearance in Form 38A prescribed by the Rules of Civil Procedure, serve it on the applicant’s lawyer or, where the applicant does not have a lawyer, serve it on the applicant, and file it, with proof of service, in this court office, and you or your lawyer must appear at the hearing.

IF YOU WISH TO PRESENT AFFIDAVIT OR OTHER DOCUMENTARY EVIDENCE TO THE COURT OR TO EXAMINE OR CROSS-EXAMINE WITNESSES ON THE APPLICATION, you or your lawyer must, in addition to serving your notice of appearance, serve a copy of the evidence on the applicant’s lawyer or, where the applicant does not have a lawyer, serve it on the applicant, and file it, with proof of service, in the court office where the application is to be heard as soon as possible, but not later than 2 p.m. on the day before the hearing.

IF YOU FAIL TO APPEAR AT THE HEARING, JUDGMENT MAY BE GIVEN IN YOUR ABSENCE AND WITHOUT FURTHER NOTICE TO YOU. IF YOU WISH TO OPPOSE THIS APPLICATION BUT ARE UNABLE TO PAY LEGAL FEES, LEGAL AID MAY BE AVAILABLE TO YOU BY CONTACTING A LOCAL LEGAL AID OFFICE.

Date February 21, 2007	Issued by	/s/ illegible
Local registrar

393 University Avenue Toronto, Ontario M5G 1E6

TO:	STIKEMAN ELLIOTT LLP
5300 Commerce Court West 199 Bay Street Toronto, ON M5L 1B9

Peter F.C. Howard Tel: (416) 869-5613 Fax: (416) 947-0866

Solicitors for Sunrise Senior Living Real Estate Investment Trust, Sunrise REIT Trust, and Sunrise REIT GP, Inc.

AND TO:	DAVIES WARD PHILLIPS & VINEBERG LLP
44th Floor, 1 First Canadian Place

Edward J. Babin Davit D. Akman

Tel: 416-863-0900 Fax: 416-863-0871

Solicitors for Sunrise Senior Living, Inc.

AND TO:	BENNETT JONES LLP
3400 1 First Canadian Place
P.O. Box 130
Toronto Ontario
Canada M5X 1A4

Robert W. Staley
Derek J. Bell

Tel: 416-863-1200
Fax: 416-863-1716

Solicitors for Health Care Property Investors Inc.

APPLICATION

1.	THE APPLICANTS, 2124678 ONTARIO INC., 2124680 ONTARIO INC., AND VENTAS, INC., MAKE APPLICATION FOR:

a)	a declaration that the respondents, Sunrise Senior Living Real Estate Investment Trust (“Sunrise REIT”), Sunrise REIT Trust, and Sunrise REIT GP, Inc. are obligated pursuant to the Purchase Agreement that they entered into with the applicants dated January 14, 2007 (the “Purchase Agreement”) to enforce the standstill terms and other conditions of the agreement entered into between Sunrise REIT and the respondent Health Care Property Investors, Inc. (“HCP”) dated November 8, 2006 (the “HCP Confidentiality Agreement”);

b)	a declaration that the standstill terms set out in the HCP Confidentiality Agreement are in effect and remain in effect until May 8, 2008;

c)	if necessary, an order validating substituted service;

d)	if necessary, an order abridging the time for service of this notice of application;

e)	costs of this application on a substantial indemnity basis pursuant to section 131 of the Courts of Justice Act, R.S.O. 1990, c. C.43, as amended, plus applicable Goods and Services Tax (GST) thereon; and

f)	such further and other relief as counsel may request and this Honourable Court deem just.

2.	THE GROUNDS FOR THE APPLICATION ARE:

The Parties

a)	The applicant, Ventas, Inc. (“Ventas”), is a leading healthcare real estate investment trust. Ventas is a public company headquartered in Louisville, Kentucky, and its units are listed for trading on the NYSE under the symbol “VTR”.

b)	The applicants 2124678 Ontario Inc. and 2124680 Ontario Inc. are subsidiaries of Ventas and parties to the Purchase Agreement with Sunrise REIT and certain of Sunrise REIT’s affiliates.

c)	Sunrise REIT is a Canadian public REIT the units of which are listed on the Toronto Stock Exchange (“TSX”) under the symbol “SZR.UN”. Sunrise REIT Trust and Sunrise REIT GP, Inc. are affiliates of Sunrise REIT and parties to the Purchase Agreement.

d)	Sunrise Senior Living, Inc. (“SSL”) is a U.S. public company the shares of which are listed on the NYSE under the symbol “SRZ”. SSL and its affiliates manage all of Sunrise REIT’s senior living communities and properties pursuant to various management and other agreements, and have other contractual relationships with Sunrise REIT.

e)	Health Care Property Investors, Inc. (“HCP”) is a self-administered investment trust that invests in healthcare facilities. HCP is a U.S. public company the shares of which are listed on the NYSE under the symbol “HCP”.

The HCP Confidentiality Agreement

f)	In the fall of 2006, Sunrise REIT commenced an auction process in which a number of potential purchasers, including Ventas and HCP, participated.

g)	On November 7, 2006, Ventas entered into a confidentiality and standstill agreement with Sunrise REIT (the “Ventas Confidentiality Agreement”).

h)	On November 8, 2006, HCP and Sunrise REIT entered into the HCP Confidentiality Agreement.

i)	In December 2006, both Ventas and HCP were invited by Sunrise REIT to proceed to the second stage of the auction process.

The Purchase Agreement

j)	On January 14, 2006, Ventas and certain of its subsidiaries entered into the Purchase Agreement with Sunrise REIT, Sunrise REIT Trust and Sunrise REIT GP, Inc. The Purchase Agreement provides that Ventas and its subsidiaries will acquire substantially all of the assets of each of Sunrise REIT and certain of its affiliates, and assume substantially all of their respective liabilities.

k)	Ventas relies on all the provisions of the Purchase Agreement, including the following:

•

Section 4.1(1) – “Each of the Vendors covenants and agrees that…each of the Vendors will…(i) not enter into, renew or amend, terminate or waive compliance with the terms of, or breach or assign any Material Contracts [the definition of which included any confidentiality agreement]

•

Section 4.4(1) – “Following the date hereof, Sunrise REIT shall not, directly or indirectly, through any trustee, officer, director [etc.]…(ii) participate in any discussions or negotiations in furtherance of…an actual or potential Acquisition Proposal or release any Person from, or fail to enforce, any confidentiality or standstill agreement or similar obligation to Sunrise REIT…”

•

Section 4.4(8) – “Sunrise REIT shall…(v) not amend, modify, waive or fail to enforce any of the standstill terms or other conditions included in any of the confidentiality agreements between Sunrise REIT and any third parties.”

HCP’s February 2007 Proposals

l)	On February 14, 18 and 20, 2007, HCP made proposals to acquire the assets of Sunrise REIT.

m)	During the same period of time, HCP contacted trustees of Sunrise REIT.

Ventas Requests Enforcement by Sunrise REIT of the HCP Confidentiality Agreement

n)	Ventas obtained a copy of the HCP Confidentiality Agreement for the first time late on Sunday, February 18, 2007, when Sunrise REIT included it as an exhibit to an affidavit that it was relying upon in another application to this Court (Court file no. 07-CL-6885) and sent the exhibits by email to counsel for Ventas.

o)	On reviewing the HCP Confidentiality Agreement, Ventas learned for the first time that HCP was still bound by the standstill terms of the HCP Confidentiality Agreement.

p)	Ventas relies upon all the terms of the HCP Confidentiality Agreement, including the following:

•

“…[HCP] agrees that from the date hereof until the date that is 18 months from the date hereof (the “Standstill Period”), without the prior written consent of Sunrise REIT, [HCP] shall not and shall cause its affiliates not to (a) in any manner acquire, agree to acquire or make any proposal to acquire, directly or indirectly, by means of purchase, merger, business combination or in any other manner, beneficial ownership of any securities or all or any assets of Sunrise REIT or any of its subsidiaries…or (h) advise, assist or encourage any other persons in connection with any of the foregoing. [HCP] also agrees during such period not to request Sunrise REIT or any of its Representatives, directly or indirectly, to amend or waive any provision of this paragraph (including this sentence).”

q)	On February 20, 2007, counsel for Ventas sent a letter to counsel for Sunrise REIT advising that it appeared to Ventas that HCP was in breach of the standstill terms of the HCP Confidentiality Agreement. Ventas demanded that Sunrise REIT comply with its covenants in the Purchase Agreement and immediately take all appropriate steps to enforce its rights under the HCP Confidentiality Agreement.

r)	On February 21, 2007, Sunrise REIT’s counsel advised counsel for Ventas of Sunrise REIT’s position that it had no obligation under the Purchase Agreement to enforce the standstill terms of the HCP Confidentiality Agreement.

s)	Rules 14.05(3)(b) and (d), Rule 17.03(f) and Rule 38 of the Rules of Civil Procedure; and

t)	Such further and other grounds as counsel may advise and this Honourable Court may permit.

3.	THE FOLLOWING DOCUMENTARY EVIDENCE WILL BE USED AT THE HEARING OF THE APPLICATION:

a)	the affidavit of Debra A. Cafaro, to be sworn; and

b)	such further and other material as counsel may advise and this Honourable Court may permit.

February 21, 2007	OSLER, HOSKIN & HARCOURT LLP
Barristers & Solicitors Box 50, 1 First Canadian Place Toronto, Canada M5X 1B8

Mark A. Gelowitz, LSUC#: 31857J Tel: 416-862-4743

Laura K. Fric LSUC#: 36545Q Tel: 416-862-5899

Fax: (416) 862-6666

Solicitors for the Applicants, 2124678 Ontario Inc., 2124680 Ontario Inc., and Ventas, Inc.